UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

April 30, 2013

DEX ONE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-07155	13-2740040
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Winstead Drive, Cary, NC 27513

(Address of Principal Executive Offices)

(919) 297-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

As previously disclosed, on March 18, 2013, Dex One Corporation (“Dex One”) and all of its subsidiaries filed voluntary bankruptcy petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) for reorganization under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). Concurrently with filing the bankruptcy petitions, Dex One and its subsidiaries filed and requested confirmation of a Joint Prepackaged Chapter 11 Plan (as amended, the “Dex One Prepackaged Plan”), seeking to effect the merger and related transactions contemplated by the Amended and Restated Merger Agreement, dated as of December 5, 2012 (the “Merger Agreement”), by and between SuperMedia Inc. (“SuperMedia”), Dex One, Newdex, Inc. (“Newdex”), and Spruce Acquisition Sub, Inc. (“Spruce”). Also on March 18, 2013, SuperMedia and all of its domestic subsidiaries filed separate voluntary bankruptcy petitions in the Bankruptcy Court, seeking approval of SuperMedia’s separate prepackaged plan (together with the Dex One Prepackaged Plan, the “Prepackaged Plans”).

On April 29, 2013, the Bankruptcy Court held a hearing entered separate orders confirming the Prepackaged Plans. On April 30, 2013 (the “Effective Date”), SuperMedia and Dex One (1) consummated the transactions contemplated by the Merger Agreement, including (a) the amendment and restatement of the SuperMedia credit facility, (b) the merger of Dex One with and into Newdex (the “Dex Merger”), with Newdex continuing as the surviving corporation and changing its name to Dex Media, Inc. (“Dex Media”), (c) the merger of SuperMedia with and into Spruce (together with the Dex Merger, the “Merger”), with SuperMedia surviving as a wholly owned subsidiary of Dex Media, and (d) the amendment and restatement of the credit facilities of R.H. Donnelley Inc., Dex Media West, Inc., and Dex Media East, Inc., (2) otherwise effected the transactions contemplated by the Prepackaged Plans, and (3) emerged from Chapter 11 protection.

Item 8.01	Other Events.

A copy of the press release announcing the confirmation of the Prepackaged Plan, the emergence of Dex One and SuperMedia from Chapter 11 bankruptcy proceedings, and the effectiveness of the Merger is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 30, 2013 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by Dex Media, Inc., the successor company of the registrant, on May 3, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dex Media, Inc.
(successor to Dex One Corporation)

By:	/s/ Cody Wilbanks
Name: Cody Wilbanks
Title: Executive Vice President—General Counsel and Corporate Secretary

Date: May 3, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 30, 2013 (incorporated by reference to Exhibit 99.2 of the Current Report on Form 8-K filed by Dex Media, Inc., the successor company of the registrant, on May 3, 2013).

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